UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CareCloud, Inc.
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Glass Lewis Recommends “Yes” Vote on CareCloud’s Series A Preferred Stock Proposal

SOMERSET, N.J., August 7, 2024 (GLOBE NEWSWIRE) — CareCloud, Inc. (the “Company”) (Nasdaq: CCLD, CCLDO, CCLDP), a leader in healthcare technology solutions for medical practices and health systems nationwide, today announced that Glass Lewis, a leading proxy voting advisory firm, has analyzed CareCloud’s Series A Preferred Stock Proposals (the “Preferred Stock Proposals”) and recommends a “yes” vote for the proposals at the upcoming special meeting of the holders of CareCloud’s 11% Series A Cumulative Redeemable Perpetual Preferred Stock (“Series A Preferred Shareholders”).

“We recommend that shareholders vote FOR [the Preferred Stock Proposals],” concluded Glass Lewis in its report dated July 31, 2024. Its report also provides an analysis of CareCloud’s capital structure, an overview of the proposals, the Board’s thought process in making the recommendations, and Glass Lewis’ conclusion that the amendment will not have a negative impact on shareholders.

Glass Lewis provides proxy voting advisory services to more than 1,300 clients, including most of the world’s largest pension plans, mutual funds and asset managers. Glass Lewis clients collectively manage more than $40 trillion in assets.

“We are pleased that Glass Lewis took the time to analyze CareCloud’s Preferred Stock Proposal and to recommend that our Series A Preferred Shareholders vote “yes” on the proposals,” said Stephen Snyder, President of CareCloud. “This is an important vote and we encourage our shareholders to take the time to consider the proposal and vote their shares – either by calling 844-874-6164, visiting www.aalvote.com/ccld, or by mailing back the completed proxy card.”

Pursuant to the Preferred Stock Proposals, holders of CareCloud’s 11% Series A Cumulative Redeemable Perpetual Preferred Stock (the “Series A Preferred Stock”) are being asked to approve an amendment to the Company’s Certificate of Designations, Preferences and Rights of its’ Series A Preferred Stock. If the Preferred Stock Proposals are ultimately approved, holders of Series A Preferred Stock would receive similar change of control protections to those afforded to holders of the Company’s Series B 8.75% Cumulative Redeemable Perpetual Preferred Stock (the “Series B Preferred Stock”). Further, the dividend of Series A Preferred Stock would mirror that of the Series B Preferred Stock, and the Company would, going forward, have the right to exchange the shares of Series A Preferred Stock for common stock at the liquidation preference value of $25/share, plus accrued and unpaid dividends.

The information contained in this press release is a summary of certain relevant portions of the Definitive Proxy Statement and other materials filed with the SEC. It is important that Series A Preferred Shareholders review the entirety of the filings, which are available on the SEC’s website and on https://ir.carecloud.com/series-a-special-proxy.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care while reducing administrative burdens and operating costs. Learn more about our products and services including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

Follow CareCloud on LinkedIn, Twitter and Facebook.

Important Additional Information and Where To Find It. CareCloud filed with the SEC a definitive proxy statement on Schedule 14A on July 8, 2024, with respect to its future solicitation of proxies for the Special Meeting of Series A Preferred Stock shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof, the “Special Meeting”). The information contained in this press release is merely a summary of certain relevant portions of the Proxy Statement and it is important that Series A Preferred Stock shareholders review the entirety of the filing. SERIES A PREFERRED STOCK SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER AMENDMENTS OR SUPPLEMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CARECLOUD’S FILING. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by CareCloud free of charge through the website maintained by the SEC at www.sec.gov. The Notice of the Special Meeting of Series A Preferred Stockholders and our Proxy Statement for the Special Meeting, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 are available at www.sec.gov.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. We do not have an ongoing obligation to update shareholders regarding future proxy or vote trends, even if they are materially different from those experienced to date. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward- looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Bill Korn

CareCloud, Inc.

ir@carecloud.com